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                                                                    EXHIBIT 21.1


SUBSIDIARIES OF THE REGISTRANT

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                                                                        JURISDICTION OF
SUBSIDIARY                                                                INCORPORATION
Applewhite & Gittleson                                                       California
Benton International, Inc.                                                   California
Contrado Technologies BV                                                The Netherlands
Deutsche Perot Systems GmbH                                                     Germany
Health Systems Design Corporation                                            California
Icarus Consulting A.G.                                                      Switzerland
Icarus Consulting GmbH                                                          Germany
perot.com inc.                                                                 Delaware
Perot Systems A.G.                                                          Switzerland
Perot Systems Asia Pacific Pte Ltd.                                           Singapore
Perot Systems B.V.                                                      The Netherlands
Perot Systems (Canada) Corporation                                               Canada
Perot Systems Communication Services, Inc.                                     Delaware
Perot Systems Europe (Energy Services) Limited                          England & Wales
Perot Systems Europe Limited                                            England & Wales
Perot Systems Healthcare Services LLC                                          Delaware
Perot Systems Holdings Pte Ltd.                                               Singapore
Perot Systems International BV                                          The Netherlands
Perot Systems Investments B.V.                                          The Netherlands
Perot Systems Investments Limited                                       England & Wales
Perot Systems (Japan) Ltd.                                                        Japan
Perot Systems Luxembourg S.a.r.l.                                            Luxembourg
Perot Systems Nederland BV                                              The Netherlands
Perot Systems S.A.                                                               France
Persys Ireland Limited                                                          Ireland
PS Connecticut, LLC                                                            Delaware
PS Information Resource (Ireland) Limited                                       Ireland
PSC Government Services Corporation                                            Delaware
PSC GP Corporation                                                             Delaware
PSC Healthcare ASP, Inc.                                                       Delaware
PSC Healthcare Software, Inc.                                                  Delaware
PSC LP Corporation                                                             Delaware
PSC Management Limited Partnership                                                Texas
RothWell International, Inc.                                                      Texas
Security Services, Inc. d/b/a Park Central Security Services, Inc.             Delaware
Solutions Consulting LLC                                                       Delaware
Stamos Associates Inc.                                                       California
Syllogic Ireland Limited                                                        Ireland
The Technical Resource Connection, Inc.                                        Delaware
Time0 LLC                                                                      Delaware
TXZ Europe Limited                                                      England & Wales
TXZ Holding Company Limited                                                     Bermuda
TXZ Information Technology Services Kft                                         Hungary
TZX North America, Inc.                                                        Delaware
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